FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2006

                    Central Hudson Gas & Electric Corporation
             (Exact name of registrant as specified in its charter)


 NEW YORK                               1-3268                      14-0555980
--------------------                   --------                    -----------
(State or other                 (Commission File Number)         (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                   Number)

          284 South Avenue, Poughkeepsie, New York        12601-4879
          (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
On August 30, 2006, Central Hudson Gas & Electric Corporation ("Central Hudson"), a wholly owned subsidiary of CH Energy Group, Inc., filed for rehearing on one element of the New York State Public Service Commission's ("Commission") July 24, 2006 Order Establishing Rate Plan. The filing asserts that the Commission failed to update Central Hudson's allowed Return on Equity ("ROE") using the Generic Finance Case Methodology. Central Hudson requested that a rehearing be conducted to revise its allowed ROE to 9.9 percent.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Central Hudson Gas & Electric Corporation
                                                       (Registrant)



                                        By: /s/Donna S. Doyle
                                            -----------------
                                               DONNA S. DOYLE
                                   Vice President - Accounting and Controller

Dated:  September 5, 2006